<On Farm Bureau Letterhead>


August 29, 2019



Dear Farm Bureau Customer:

As a valued Farm Bureau variable product owner, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your Farm Bureau contract(s) or policy(s). Because some fund families combine their fund reports into one document, you may receive additional reports for investment options you are not invested in.

These reports provide an update on each portfolio's investment holdings and
financial information as of June 30, 2019.   However, they do not
reflect product-specific charges.

As always, remember past performance cannot predict or guarantee future returns.

If you have received this information on a CD-ROM, you may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at the address listed below or by calling us toll-free at 1-800-247-4170.

eDelivery of your documents is available! When you sign up for eDelivery, you can view your variable product prospectuses and reports anytime, anywhere and on any smart device. To sign up, log-in to your account on FBFS.com and click the eDelivery banner.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your Farm Bureau representative.

We appreciate and value your business and look forward to serving you again in the future.


Farm Bureau Life Insurance Company









LFB